UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

May 12, 2005

AMKOR TECHNOLOGY, INC.

(Exact name of registrant as specified in its charter)

DELAWARE (State or Other Jurisdiction of Incorporation)	000-29472 (Commission File Number)	23-1722724 (IRS Employer Identification No.)

1900 SOUTH PRICE ROAD
CHANDLER, AZ 85248
(Address of Principal Executive Offices, including Zip Code)

(480) 821-5000
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement
Item 9.01. Financial Statements and Exhibits
SIGNATURES
EXHIBIT INDEX
EX-10.1
EX-10.2
EX-10.3
EX-10.4

Item 1.01. Entry into a Material Definitive Agreement.

First Lien Revolving Credit Facility

          On May 12, 2005, Amkor International Holdings, LLC, a Delaware limited liability company (“AIH”), P-Four, LLC, a Delaware limited liability company (“P-Four”), Amkor Technology Limited, a company organized under the laws of the Cayman Islands (“ATL”) and Amkor/Anam Pilipinas, L.L.C., a Delaware limited liability company (“AAP”), each an indirect subsidiary of Amkor Technology, Inc. (“Amkor”), entered into a Guaranty Supplement (the “First Lien Guaranty Supplement”) to the Guaranty, dated as of June 29, 2004, by Guardian Assets, Inc. (“Guardian”), in favor of Citicorp North America, Inc. (“CNAI”), as Administrative Agent (as amended, the “First Lien Guaranty”), whereby each subsidiary thereto guaranteed Amkor’s obligations under the Credit Agreement, dated as of June 29, 2004, among Amkor, the Lenders and Issuers party thereto, Citigroup Global Markets Inc. (“Citigroup”), as Sole Lead Arranger and Sole Bookrunner, CNAI, as Administrative Agent, JPMorgan Chase Bank (“JPMorgan”), as Syndication Agent, Merrill Lynch Capital Corporation (“Merrill Lynch Capital”), as Documentation Agent and J.P. Morgan Securities Inc. (“J.P. Morgan”) and Merrill Lynch Capital as Arrangers, as amended by Amendment No. 1 to Credit Agreement, dated as of October 27, 2004, among Amkor, the Lenders party thereto and CNAI, as Administrative Agent (as amended, the “First Lien Credit Agreement”). The First Lien Credit Agreement provides for a $30.0 million revolving credit facility (the “Revolving Facility”), with a $10.0 million letter of credit sublimit, available through June 29, 2007. Interest shall accrue on the Revolving Facility at the Libor rate plus a margin of 3.5%.

          On May 12, 2005, AIH, P-Four, ATL and AAP also entered into a Joinder Agreement (the “First Lien Joinder Agreement”) to the Pledge and Security Agreement, dated as of June 29, 2004, among Amkor, Guardian and CNAI, as Administrative Agent, as amended by Amendment No. 1 to Pledge and Security Agreement, dated as of October 27, 2004, among Amkor, Guardian, Unitive, Inc. (“Unitive”), Unitive Electronics, Inc. (“Unitive Electronics”) and CNAI, as Administrative Agent (as amended, the “First Lien Pledge and Security Agreement”). Pursuant to the First Lien Pledge and Security Agreement, Amkor’s obligations under the First Lien Credit Agreement are secured by a first lien on (i) substantially all of the assets of Amkor and its domestic subsidiaries, (ii) a pledge of the capital stock of Amkor’s domestic subsidiaries, (iii) a pledge of 66% of the capital stock of certain of Amkor’s and its subsidiaries’ first-tier foreign subsidiaries, (iv) a pledge of certain intercompany debt, and (v) a mortgage on Amkor’s real estate.

Second Lien Term Loan Credit Facility

          On May 12, 2005, AIH, P-Four, ATL and AAP entered into a Guaranty Supplement (the “Second Lien Guaranty Supplement”) to the Guaranty, dated as of October 27, 2004, among Guardian, Unitive, and Unitive Electronics, in favor of CNAI, as Administrative Agent (as amended, the “Second Lien Guaranty”), whereby each subsidiary thereto guaranteed Amkor’s obligations under the Second Lien Credit Agreement, dated as of October 27, 2005, among CNAI, as Administrative Agent and as Collateral Agent, Merrill Lynch, Pierce, Fenner & Smith Incorporated (“Merrill Lynch”), as Syndication Agent, JPMorgan, as Documentation Agent, Citigroup, as Sole Lead Arranger and Citigroup, Merrill Lynch and J.P. Morgan, as Joint Bookrunners (the “Second Lien Credit Agreement”). The Second Lien Credit Agreement provides for a $300.0 million term loan (the “Term Loan”), all of which was borrowed at closing. The non-amortizing Term Loan provides for a single bullet payment on October 27, 2010, the maturity date. The Term Loan may not be prepaid at Amkor’s option prior to October 27, 2006. Anytime thereafter, the Term Loan may be prepaid, subject to the applicable prepayment premium. Interest shall accrue on the Term Loan at a floating base rate based on LIBOR plus a margin of 4.5%.

          On May 12, 2005, AIH, P-Four, ATL and AAP also entered into a Joinder Agreement (the “Second Lien Joinder Agreement”) to the Second Lien Pledge and Security Agreement, dated as of October 27, 2004, among Amkor, Guardian, Unitive, Unitive Electronics and CNAI, as Collateral Agent (as amended, the “Second Lien Pledge and Security Agreement”). Pursuant to the Second Lien Pledge and Security Agreement, Amkor’s obligations under the Second Lien Credit Agreement are secured by a second lien on (i) substantially all of the assets of Amkor and its domestic subsidiaries, (ii) a pledge of the capital stock of Amkor’s domestic subsidiaries, (iii) a pledge of 66% of the capital stock of certain of Amkor’s and its subsidiaries’ first-tier foreign subsidiaries, (iv) a pledge of certain intercompany debt, and (v) a mortgage on Amkor’s real estate.

2

          The First Lien Guaranty Supplement, First Lien Joinder Agreement, Second Lien Guaranty Supplement and Second Lien Joinder Agreement are included herein as exhibits. The First Lien Credit Agreement, First Lien Guaranty and First Lien Pledge and Security Agreement, each as entered into on June 29, 2004, were previously filed with the Securities and Exchange Commission (the “SEC”) on Form 8-K on July 9, 2004. Amendment No. 1 to the First Lien Credit Agreement, Amendment No. 1 to the First Lien Pledge and Security Agreement, Second Lien Credit Agreement, Second Lien Guaranty and Second Lien Pledge and Security Agreement, each as entered into on October 27, 2004, were previously filed with the Securities and Exchange Commission on Form 8-K on November 2, 2005.

Item 9.01. Financial Statements and Exhibits.

     (c) Exhibits.

10.1	Guaranty Supplement, dated as of May 12, 2005, by Amkor International Holdings, LLC, P-Four, LLC, Amkor Technology Limited and Amkor/Anam Pilipinas, L.L.C.

10.2	Joinder Agreement, dated as of May 12, 2005, by Amkor International Holdings, LLC, P-Four, LLC, Amkor Technology Limited and Amkor/Anam Pilipinas, L.L.C.

10.3	Guaranty Supplement, dated as of May 12, 2005, by Amkor International Holdings, LLC, P-Four, LLC, Amkor Technology Limited and Amkor/Anam Pilipinas, L.L.C.

10.4	Joinder Agreement, dated as of May 12, 2005, by Amkor International Holdings, LLC, P-Four, LLC, Amkor Technology Limited and Amkor/Anam Pilipinas, L.L.C.

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SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMKOR TECHNOLOGY, INC.
By:	/s/ Kenneth T. Joyce
Kenneth T. Joyce
Chief Financial Officer

Date: May 18, 2005

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EXHIBIT INDEX

Exhibit No.	Description
10.1	Guaranty Supplement, dated as of May 12, 2005, by Amkor International Holdings, LLC, P-Four, LLC, Amkor Technology Limited and Amkor/Anam Pilipinas, L.L.C.

10.2	Joinder Agreement, dated as of May 12, 2005, by Amkor International Holdings, LLC, P-Four, LLC, Amkor Technology Limited and Amkor/Anam Pilipinas, L.L.C.

10.3	Guaranty Supplement, dated as of May 12, 2005, by Amkor International Holdings, LLC, P-Four, LLC, Amkor Technology Limited and Amkor/Anam Pilipinas, L.L.C.

10.4	Joinder Agreement, dated as of May 12, 2005, by Amkor International Holdings, LLC, P-Four, LLC, Amkor Technology Limited and Amkor/Anam Pilipinas, L.L.C.